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                                                           Exhibit 10.23




                STANDARD OFFER, AGREEMENT AND ESCROW
              INSTRUCTIONS FOR PURCHASE OF REAL ESTATE
                          (Non-Residential)

                                                   December 11, 1996
                                       (Date for Reference Purposes)

1.  BUYER.

    1.1 Supergen, Inc., (the "Buyer") hereby offers to purchase the real property, hereinafter described, from the owner thereof (the "Seller") (collectively, the "Parties" or individually, a "Party"), through an escrow (the "Escrow") to close on as provided in Paragraph "D" of Addendum "A" attached, (the "Expected Closing Date") to be held by First American Title Guaranty (the "Escrow Holder"), Escrow No. ______, whose address is 5199 Johnson Drive, Suite 120, Pleasanton, CA 94588, Telecopier No. (510) 463-9683, upon the terms and conditions set forth in this agreement (the "Agreement"). Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obligations herein unless the Seller expressly releases Buyer.

    1.2 The term "Date of Agreement" as used herein shall be the date when by execution and delivery (as defined in Paragraph 20.2) of this document or a subsequent counter-offer thereto, Buyer and Seller have reached Agreement in writing whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon terms accepted by both Parties.

2.  BROKER.

    2.1 The real estate broker or brokers presenting this Agreement to Seller are: (Check applicable box(es).)

    Lee & Associates C.R.E.S. - Bob Kumnick, who, with respect to this Agreement, represents:

      / /   the Buyer exclusively ("Buyer's Broker")
      / /   both Buyer and Seller,

and                                   , who, with respect to this Agreement
represents:

      / /    the Seller exclusively (the "Seller's Broker")
      / /    both the Seller and Buyer,

(the "Broker(s)"), all such named Broker(s) being the procuring cause(s) of this Agreement. See Paragraph 26 for Disclosures Regarding the Nature of a Real Estate Agency Relationship. Buyer shall use the services of Buyers' Broker exclusively in connection with any and all negotiations and offers with respect to the property described in Paragraph 3.1 for a period of one year from the date above.

    2.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale contemplated herein, other than the Broker(s) named in Paragraph 2.1, and no broker or other person, firm or entity, other than said Broker(s) is/are entitled to any commission or finder's fee in connection with this transaction as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for

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compensation, commission, or charges which may be claimed by any broker, finder, or other similar party, other than said named Broker(s) by reason of any dealings or act of the indemnifying Party.

3.  PROPERTY.

    3.1 The real Property (the "Property") that is the subject of this offer consists of 9,600+ square foot shell building (Refer to Exhibit A, attached), is located in the City of Pleasanton, County of Alameda, State of California, and is commonly known by the street address of 1059 Serpentine Lane, and is legally described as industrial condominium, as described in Condominium Plan in Exhibits "A" and "B" (Building "B"; Unit "B").

    3.2 If the legal description of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal description shall be completed or corrected to meet the requirements of First American Title Guaranty (the "Title Company"), which Title Company shall issue the title policy hereinafter described.

    3.3 The Property includes, at no additional cost to Buyer, the permanent improvements thereon, including those items which the law of the state in which the Property is located provides is part of the Property, as well as the following items, if any, owned by Seller and presently located in the
Property: electrical distribution systems (power panels, buss ducting, conduits, disconnects, lighting fixtures), telephone distribution systems (lines, jacks and connections), space heaters, air conditioning equipment, air lines, carpets, window coverings, wall coverings, and none other (collectively, the "Improvements").

    3.4 If the Property is located in the State of California, the Broker(s) is/are required under the Alquist-Priolo Special Studies Zones Act, to disclose to a prospective purchaser of real property whether the property being purchased is located within a delineated special studies zone (a zone that encompasses a potentially or recently active trace of an earthquake fault that is deemed by the State Geologist to be sufficiently active and well defined enough to constitute a potential hazard to structures from surface faulting or fault creep). If the Property is located within such a special studies zone, its development may require a geologic report from a state registered geologist. In accordance with such law, the Broker(s) hereby inform(s) Buyer that the Property:

         (a)  is not within such a special studies zone.
         (b)  is within such a special studies zone.

4.  PURCHASE PRICE.

    4.1 The purchase price (the "Purchase Price") to be paid by Buyer to Seller for the Property shall be $744,000.00 payable as follows:

**to be determined between Buyer and bank

              (a) Cash down payment, including the Deposit
              as defined in paragraph 5.3 or if an
              all cash transaction, the Purchase Price):   $114,000.00*
                                                           ------------
(Strike       (b) Amount of "New Loan" as defined in
if not        paragraph 6.1
applicable)   if any:                                      $630,000.00
                                                           ------------




    4.2 If an Existing Deed of Trust permits the beneficiary thereof to require payment of a transfer fee as a condition to the transfer of the Property subject to such Existing Deed of Trust, Buyer agrees to pay transfer fees and costs of up to one and one-half percent (1-1/2%) of the unpaid principal balance of the applicable Existing Note.

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5.  DEPOSITS.

    5.1 Buyer hereby delivers a check in the sum of $10,000.00, payable to First American Title, to be (CHECK APPLICABLE BOX) / / forthwith deposited in the payee's trust account or / / held uncashed until the Date of Agreement. When cashed, the check shall be deposited into the payee's trust account to be applied toward the Purchase Price of the Property at the Closing, as defined in Paragraph 7.3 Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer.

    5.2 Within five (5) business days after the Date of Agreement, Buyer shall deposit with Escrow Holder the additional sum of $0.00*, to be applied to the Purchase Price at the Closing. *See Addendum A for additional deposit information.

    5.3 The funds deposited with Escrow Holder by or on behalf of Buyer under Paragraphs 5.1 and 5.2 above (collectively the "Deposit"), shall be deposited by Escrow Holder in such State or Federally chartered bank as Buyer may select and in such interest-bearing account or accounts as Escrow Holder or Broker(s) deem appropriate and consistent with the timing requirements of this transaction. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penalties or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Identification Number is to be provided later.

6.  FINANCING CONTINGENCY.  (STRIKE IF NOT APPLICABLE)

    6.1 This offer is contingent upon Buyer obtaining from an insurance company, bank, savings and loan association or other financial institution, or from any correspondent or agent thereof, a commitment to lend to Buyer a sum not less than $630,000.00 at a fixed interest rate not to exceed 10% per annum, payable in equal monthly installments, including interest, amortized over a period of not less than 20 years and all due in not less than 10 years, or at a variable interest rate commencing at an interest rate not to exceed ___ per annum, amortized over a period of not less than ___ years and all due in not less than ___ years, and in either case, with loan fees not to exceed ___ of the amount of the new loan (the "New Loan"). The New Loan shall be secured by a first deed of trust upon the Property and shall be upon the following additional terms and conditions: None other than above, and upon such other terms and conditions as are usually required by such lender.

    6.2 Buyer hereby agrees to diligently pursue obtaining the New Loan. If Buyer shall fail to notify its Broker, Escrow Holder and Seller, in writing within 60 days following the Date of Agreement, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan contingency.

    6.3 If, after due diligence, Buyer shall notify its Broker, Escrow Holder and Seller, in writing, within the time specified in Paragraph 6.2 hereof, that Buyer has not obtained said new Loan, this Agreement shall be terminated, and Buyer shall be entitled to the prompt return of Buyer's Deposit and any other funds deposited by or for Buyer with Escrow Holder or Seller, plus any interest earned thereon, less only Escrow Holder and Title Company cancellation fees and costs, which Buyer shall pay.

7.  ESCROW AND CLOSING

    7.1 Upon acceptance hereof by Seller, this Agreement, including any counter-offers incorporated herein by the Parties, shall constitute not only the agreement of purchase and sale between Buyer and Seller, but also instructions to Escrow Holder for the consummation of the Agreement through the Escrow. Escrow Holder shall not


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prepare any further escrow instructions restating or amending this Agreement unless specifically so instructed by the Parties of a Broker herein.

    7.2 Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law, custom and practice of the community in which Escrow Holder is located, including any reporting requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.

    7.3 Subject to satisfaction of the contingencies herein described, Escrow Holder shall close this escrow (the "Closing") by recording the grant deed and other documents required to be recorded and by disbursing the funds and documents in accordance with this Agreement.

    7.4 If this transaction is terminated for non-satisfaction and non-waiver of a Buyer's Contingency, as defined in Paragraph 8.4, then neither of the Parties shall thereafter have any liability to the other under this Agreement, except to the extent of the breach of any affirmative covenant or warranty in this Agreement that may have been involved. In the event of such termination, Buyer shall be promptly refunded all funds deposited by or on behalf of Buyer with a Broker, Escrow Holder or Seller, less only Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation.

    7.5 The Closing shall occur on the Expected Closing Date, or as soon thereafter as the Escrow is in condition for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and the Expected Closing Date is not extended by mutual instructions of the Parties, a Party hereto not then in default under this Agreement may notify the other Party, Escrow Holder, and Broker(s) in writing that, unless the Closing occurs within five (5) business days following said notice, the Escrow and this Agreement shall be deemed terminated without further notice or instructions.

    7.6 Should the Closing not occur during said five (5) day period, this Agreement and Escrow shall be deemed terminated and Escrow Holder shall forthwith return all monies and documents, less only Escrow Holder's reasonable fees and expenses, to the Party who deposited them. Such Party shall indemnify and hold Escrow Holder harmless in connection with such return. However, no refunds or documents shall be returned to a party claimed by written notice to Escrow Holder to be in default under this Agreement.

    7.7 Except as otherwise provided herein, the termination of Escrow and this Agreement and/or the return of deposited funds or documents shall not relieve or release either Buyer or Seller from any obligation to pay Escrow Holder's fees and costs or constitute a waiver, release or discharge of any breach or default that has occurred in the performance of the obligations, agreements, covenants or warranties contained herein.

    7.8 If this Agreement terminates for any reason other than Seller's breach or default, then at Seller's request, and as a condition to the return of Buyer's deposit, Buyer shall within five (5) days after written request deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property.

8.  CONTINGENCIES TO CLOSING.

    8.1 The Closing of this transaction is contingent upon the satisfaction or waiver of the following contingencies:


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         (a)  DISCLOSURE.  Buyer's receipt and written approval, within ten
(10) days after delivery to Buyer, of a completed Property Information Sheet (the "Property Information Sheet"), concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the American Industrial Real Estate Association (the "A.I.R."). Seller shall provide Buyer with the Property Information Sheet within ten (10) days following the Date of Agreement.

         (b) PHYSICAL INSPECTION. Buyer's written approval, within ten (10) days following the later of the Date of Agreement or receipt by Buyer of the Property Information Sheet, of an inspection by Buyer, at Buyer's expense, of the physical aspects of the Property.

         (c) HAZARDOUS SUBSTANCE CONDITIONS REPORT. Buyer's written approval, within thirty (30) days following the later of the Date of Agreement or receipt by Buyer of the Property Information Sheet, of a Hazardous Substance Conditions report concerning the Property and relevant adjoining properties. Such report will be obtained at Buyer's direction and expense. A "Hazardous Substance" for purposes of this Agreement is defined as any substance whose nature and/or quantity of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare. A "Hazardous Substance Condition" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remediation and/or removal under applicable Federal, state or local law.

         (d) SOIL INSPECTION. Buyer's written approval, within thirty (30) days after the later of the Date of Agreement or receipt by Buyer of the Property Information Sheet, of a soil test report concerning the Property. Said report shall be obtained at Buyer's direction and expense. Seller shall promptly provide to Buyer copies of any existing soils reports that Seller may have.

         (e) CONDITION OF TITLE. Buyer's written approval of a current preliminary title report concerning the Property (the "PTR") issued by the Title Company, as well as all documents (the "Underlying Documents") referred to in the PTR, and the issuance by the Title Company of the title policy described in Paragraph 9.1. Seller shall cause the PTR and all Underlying Documents to be delivered to Buyer promptly after the Date of Agreement. Buyer's approval is to be given within ten (10) days after receipt of said PTR and legible copies of all Underlying Documents. The disapproval by Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property after the Closing, shall not be considered a failure of this condition, as Seller shall have the obligation, at Seller's expense, to satisfy and remove such disapproved monetary encumbrance at or before the Closing.

         (f) SURVEY. Buyer's written approval, within thirty (30) days after receipt of the PTR and Underlying Documents, of an ALTA title supplement based upon a survey prepared to American Land Title Association (the "ALTA") standards for an owner's policy by a licensed surveyor, showing the legal description and boundary lines of the Property, any easements of record, and any improvements, poles, structures, and things located within ten feet (10') either side of the Property boundary lines. The survey shall be prepared at Buyer's direction and expense. If Buyer has obtained a survey and approved the ALTA title supplement, Buyer may elect within the period allowed for Buyer's approval of a survey to have an ALTA extended coverage owner's form of title policy, in which event Buyer shall pay any additional premium attributable thereto.

         (g) EXISTING LEASES AND TENANCY STATEMENTS. Buyer's written approval, within ten (10) days after receipt of legible copies of all leases, subleases or rental arrangements (collectively, the "Existing Leases") affecting the Property, and a statement (the "Tenancy Statement") in the latest form or equivalent to that published

                                        -5-

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by the A.I.R., executed by Seller and each tenant and subtenant of the
Property. Seller shall use its best efforts to provide Buyer with said Existing Leases and Tenancy Statements promptly after the Date of Agreement.

         (h) OTHER AGREEMENTS. Buyer's written approval, within ten (10) days after receipt, of a copy of any other agreements ("Other Agreements") known to Seller that will affect the Property beyond the Closing. Seller shall cause said copies to be delivered to Buyer promptly after the Date of Agreement.

         (i) FINANCING. If Paragraph 6 hereof dealing with a financing contingency has not been stricken, the satisfaction or waiver of such New Loan contingency.

         (j) EXISTING NOTES. If Paragraph 4.1(c) has not been stricken, Buyer's written approval, within ten (10) days after receipt, of conformed and legible copies of the Existing Notes, Existing Deeds of Trust and related agreements (collectively, the "Loan Documents") to which the Property will remain subject after the Closing, including a beneficiary statement (the "Beneficiary Statement") executed by the holders of the Existing notes confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connection with said loan. Seller shall use its best efforts to provide Buyer with said Loan Documents and Beneficiary Statement promptly after the Date of Agreement. Buyer's obligation to close is further conditioned upon Buyer's being able to purchase the Property without acceleration or change in the terms of any Existing Notes or charges to Buyer except as otherwise provided by this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in Paragraph 4.2 hereof.

         (k) DESTRUCTION, DAMAGE OR LOSS. There shall not have occurred prior to the Closing, a destruction of, or damage or loss to, the Property or any portion thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less Seller shall repair or cure the loss prior to the Closing. Buyer shall have the option, within ten (10) days after receipt of written notice of a loss costing more than $10,000.00 to repair or cure, to either terminate this transaction or to purchase the Property notwithstanding such loss, but without deduction or offset against the Purchase Price. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this transaction, Buyer shall be entitled to any insurance proceeds applicable to such loss. Unless otherwise notified in writing by either Party or Broker, Escrow Holder shall assume no destruction, damage or loss costing more than $10,000.00 to repair or cure has occurred prior to Closing.

         (l) MATERIAL CHANGE. No Material Change, as hereinafter defined, shall have occurred with respect to the Property that has not been approved in writing by Buyer. For purposes of this Agreement, a "Material Change" shall be a change in the status of the use, occupancy, tenants or condition of the Property as reasonably expected by the Buyer, that occurs after the date of this offer and prior to the Closing. Buyer shall have ten (10) days following receipt of written notice from any source of any such Material Change within which to approve or disapprove same. Unless otherwise notified in writing by either Party or Broker, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.

         (m) SELLER PERFORMANCE. The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.

         (n) BREACH OF WARRANTY. That each representation and warranty of Seller herein be true and correct as of the Closing. Escrow Holder shall assume that this condition has been satisfied unless notified to the contrary in writing by Buyer or Broker(s) prior to the Closing.

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         (o)  BROKER'S FEE.  Payment at the Closing of such Broker's Fee as is specified in this Agreement or later written instructions to Escrow Holder executed by Seller and Broker(s). It is agreed by Buyer, Seller and Escrow Holder that Broker(s) is/are a third party beneficiary of this Agreement insofar as the Broker's fee is concerned, and that no change shall be made by Buyer, Seller or Escrow Holder with respect to the time of payment, amount of payment, or the conditions to payment of the Broker's fee specified in this Agreement, without the written consent of Broker(s).

    8.2 All of the contingencies specified in Subparagraphs (a) through (n) of Paragraph 8.1 are for the benefit of, and may be waived by, Buyer, and may be elsewhere herein referred to as "Buyer Contingencies."

    8.3 If Buyer shall fail, within the applicable time specified, to approve or disapprove in writing to Escrow Holder, Seller and the other Party's Broker(s), any item, matter or document subject to Buyer's approval under the terms of this Agreement, it shall be conclusively presumed that Buyer has approved such item, matter or document. Buyer's conditional approval shall constitute a disapproval, unless provision is made by Seller within the time specified therefor by the Buyer in the conditional approval, or by this Agreement, whichever is later, for the satisfaction of the condition imposed by the Buyer.

    8.4 If any Buyer's Contingency is not satisfied, or if Buyer disapproves any matter subject to its approval within the time period applicable thereto ("Disapproved Item"), Seller shall have the right within ten (10) days following the expiration of the time period applicable to such Buyer Contingency or receipt of notice of Buyer's disapproval, as the case may be, to elect to cure such Disapproved Item prior to the Expected Closing Date ("Seller's Election"). Seller's failure to give to Buyer within said ten (10) day period, written notice of Seller's commitment to cure such Disapproved Item on or before the Expected Closing Date shall be conclusively presumed to be Seller's Election not to cure such Disapproved Item. If Seller elects, either by written notice or failure to give written notice, not to cure a Disapproved Item, Buyer shall have the election, within ten (10) days after Seller's election, to either accept title to the Property subject to that Disapproved Item, or to terminate this transaction. Buyer's failure to elect termination by written notice to Seller within said ten (10) day period shall constitute Buyer's election to accept title to the Property subject to that Disapproved Item without deduction or offset. Unless expressly provided otherwise herein, Seller's right to cure shall not apply to Hazardous Substance Conditions referenced in Paragraph 8.1(c) or to the Financing Contingency set forth in Paragraph 6. Unless the parties mutually instruct otherwise, if the time periods for the satisfaction of contingencies or for Seller's and Buyer's said Elections would expire on a date after the Expected Closing Date, the expected Closing Date shall be deemed extended to coincide with the expiration of three (3) business days following the expiration of:
(a) the applicable contingency period(s); (b) the period within which Seller may elect to cure the Disapproved Item; or (c) if Seller elects not to cure, the period within which Buyer may elect to terminate this transaction, whichever is later.

    8.5 Buyer understands and agrees that until such time as all Buyer's Contingencies have been satisfied or waived, Seller and/or its agents may solicit, entertain and/or accept back-up offers to purchase the subject Property in the event the transaction covered by this Agreement is not consummated.

    8.6 As defined in Subparagraph 8.1(c), Buyer and Seller acknowledge that extensive local, state and Federal legislation establish broad liability upon owners and/or users of real property for the investigation and remediation of a Hazardous Substance Condition. The determination of the existence of a Hazardous Substance Condition and the evaluation of the impact of such a condition are highly technical and beyond the expertise of Broker(s). Buyer and Seller acknowledge that they have been advised by Broker(s) to consult their own technical and legal experts with respect to the possible Hazardous Substance Condition aspects of this Property or adjoining properties, and Buyer and Seller are not relying upon any investigation by or statement of Broker(s) with respect

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thereto.  Buyer and Seller hereby assume all responsibility for the impact of such Hazardous Substance Conditions upon their respective interests herein.

9.  DOCUMENTS REQUIRED AT CLOSING.

    9.1 Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if so elected under Paragraph 8.1(f)) owner's form policy of title insurance effective as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring title to the Property vested in Buyer, subject only to the exceptions approved by Buyer. In the event there is a Purchase Money Deed of Trust in this transaction, the policy of title insurance shall be a joint protection policy insuring both Buyer and Seller.

    9.2 Seller shall deliver or cause to be delivered to Escrow Holder in time for delivery to Buyer at the Closing, an original ink-signed:

         (a) Grant deed (or equivalent), duly executed and in recordable form, conveying fee title to the Property to Buyer.

         (b) If Paragraph 4.1(c) has not been stricken, the Beneficiary Statements concerning Existing Note(s).

         (c) If applicable, the Existing Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of Existing Leases shall be on the most recent Assignment and Assumption of Lessor's Interest in Lease form published by the A.I.R. or its equivalent.

         (d) If applicable, the Tenancy Statements executed by Seller and the Tenant(s) of the Property.

         (e) An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least three (3) business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.

    9.3 Buyer shall deliver or cause to be delivered to Seller through escrow:

         (a) The cash portion of the Purchase Price and such additional sums as are required of Buyer under this Agreement for prorations, expenses and adjustments. The balance of the cash portion of the Purchase Price, including Buyer's escrow charges and other cash charges, if any, shall be deposited by Buyer with Escrow Holder, by cashier's check drawn upon a local major banking institution, federal funds wire transfer, or any other method acceptable to Escrow Holder as immediately collectable funds, no later than 11:00 A.M. on the business day prior to the Expected Closing Date.

         (b) If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of notice of the status of payment of real property taxes during the life of the Purchase Money Note.

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         (c)  The assumption portion of the Assignment and Assumption of
Lessor's Interest In Lease form specified in Paragraph 9.2(c) above, duly executed by Buyer with respect to the obligations of the Lessor accruing after the Closing as to each Existing Lease.

         (d) Assumptions duly executed by Buyer of the obligations of Seller that accrue after Closing under any Other Agreements.

         (e) If applicable, a written assumption duly executed by Buyer of the loan documents with respect to Existing Notes.

10. PRORATIONS, EXPENSES AND ADJUSTMENTS.

    10.1 TAXES. Real property taxes payable by the owner of the Property shall be prorated through Escrow as of the date of the Closing, based upon the latest tax bill available. The Parties agree to prorate, as of the Closing, any taxes assessed against the Property by supplemental bill levies by reason of events occurring prior to the Closing. Payment shall be made promptly in cash upon receipt of a copy of any such supplemental bill of the amount necessary to accomplish such proration.

    10.2 INSURANCE. If Buyer elects to take an assignment of the existing casualty and/or liability insurance that is maintained by Seller, the current premium therefor shall be prorated through Escrow as of the date of Closing.

    10.3 RENTALS, INTEREST AND EXPENSES. Collected rentals, interest on Existing Notes, utilities, and operating expenses shall be prorated as of the date of Closing. The Parties agree to promptly adjust between themselves, outside of Escrow, any rents received after the Closing.

    10.4 SECURITY DEPOSIT. Security Deposits held by Seller shall be given to Buyer by a credit to the cash required of Buyer at the Closing.

    10.5 POST CLOSING MATTERS. Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Parties by appropriate cash payment outside of the Escrow when the amount due is determined.

    10.6 VARIATIONS IN EXISTING NOTE BALANCES. In the event that Buyer is taking title to the Property subject to an Existing Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Existing Note(s) discloses that the unpaid principal balance of such Existing Note(s) at the Closing will be more or less than the amount set forth in paragraph 4.1(c) hereof (the Existing Note Variation), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Existing Note Variation. If there is to be no Purchase Money Note, the cash required at the Closing per Paragraph 4.1(a) shall be reduced or increased by the amount of such Existing Note Variation.

    10.7 VARIATIONS IN NEW LOAN BALANCE. In the event Buyer is obtaining a New Loan and in the event that the amount of the New Loan actually obtained is greater than the amount set forth in Paragraph 6.1 hereof, the Purchase Money Note, if one is called for in this transaction, shall be reduced by the excess of the actual face amount of the New Loan over such amount as designated in Paragraph 6.1 hereof.

11. REPRESENTATION AND WARRANTIES OF SELLER AND DISCLAIMER.

    11.1 Seller's warranties and representations shall survive the Closing and delivery of the deed, and, unless otherwise noted herein, are true, material and relied upon by Buyer and Broker(s) in all respects, both as of the Date of Agreement, and as of the date of Closing. Seller hereby makes the following warranties and representations to Buyer and Broker(s):

         (a) AUTHORITY OF SELLER. Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obligations hereunder.

         (b) MAINTENANCE DURING ESCROW AND EQUIPMENT CONDITION AT CLOSING. Except as otherwise provided in Paragraph 7.1(k) hereof dealing with destruction, damage or loss, Seller shall maintain the Property until the Closing in its present condition, ordinary wear and tear excepted. The heating, ventilating, air conditioning, plumbing, loading doors and electrical systems shall be in good operating order and condition at the time of Closing.

         (c) HAZARDOUS SUBSTANCES/STORAGE TANKS. Seller has no knowledge, except as otherwise disclosed to Buyer in writing, of the existence or prior existence on the Property of any Hazardous Substance (as defined in Paragraph 8.1(c)), nor of the existence or prior existence of any above or below ground storage tank or tanks.

         (d) COMPLIANCE. Seller has no knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes, or covenants, conditions or restrictions, or of improvements or alterations made to the Property without a permit where one was required, or of any unfulfilled order or directive of any applicable governmental agency or casualty insurance company, that any work of investigation, remediation, repair, maintenance or improvement is to be performed on the Property.

         (e) CHANGES IN AGREEMENTS. Prior to the Closing, Seller will not violate or modify, orally or in writing, any Existing Lease or Other Agreement, or create any new leases or other agreements affecting the Property, without Buyer's written approval, which approval will not be unreasonably withheld.

         (f) POSSESSORY RIGHTS. Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property, except as disclosed by this Agreement or otherwise in writing to Buyer.

         (g) MECHANICS' LIENS. There are no unsatisfied mechanics' or materialmans' lien rights concerning the Property.

         (h) ACTIONS, SUITS OR PROCEEDINGS. Seller has no knowledge of any actions, suits or proceedings pending or threatened before any commission, board, bureau, agency, instrumentality, arbitrator(s) court or tribunal that would affect the Property or the right to occupy or utilize same.

         (i) NOTICE OF CHANGES. Seller will promptly notify Buyer and Broker(s) in writing of any Material Change (as defined in Paragraph 8.1(l)) affecting the Property that becomes known to Seller prior to the Closing.

         (j) NO TENANT BANKRUPTCY PROCEEDINGS. Seller is not the subject of a bankruptcy or insolvency proceeding.

         (k) NO SELLER BANKRUPTCY PROCEEDINGS. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

    11.2 Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its existing condition and will, by the time called for herein, make or have waived all inspections of the Property Buyer believes are necessary to protect its own interest in and its contemplated use of, the Property. The Parties acknowledge that, except as otherwise stated in this Agreement, no representations, inducements, promises, agreements, assurances, oral or written, concerning the Property, or any aspect of the Occupational Safety and Health Act, hazardous substance laws, or any other act, ordinance or law, have been made by either Party or Broker, or relied upon by either Party hereto.

12. POSSESSION.

    12.1 Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Existing Leases.

13. BUYERS' ENTRY.

    13.1 At any time during the Escrow period, Buyer, and its agents and representatives, shall have the right at reasonable times and subject to rights of tenants under Existing Leases, to enter upon the Property for the purpose of making inspections and tests specified in this Agreement. Following any such entry or work, unless otherwise directed in writing by Seller, Buyer shall return the Property to the condition it was in prior to such entry or work, including the recompaction or removal of any disrupted soil or material as Seller may reasonably direct. All such inspections and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabilities, demands, losses, costs, expenses (including reasonable attorneys' fees), damages or recoveries, including those for injury to person or property, arising out of or relating to any such work or materials or the acts or omissions of Buyer, its agents or employees in connection therewith.

14. FURTHER DOCUMENTS AND ASSURANCES.

    14.1 Buyer and Seller shall each, diligently and in good faith, undertake all actions and procedures reasonably required to place the Escrow in condition for Closing as and when required by this Agreement. Buyer and Seller agree to provide all further information, and to execute and deliver all further documents and instruments, reasonably required by Escrow Holder or the Title Company.

15. ATTORNEYS' FEES.

    15.1 In the event of any litigation or arbitration between the Buyer, Seller, and Broker(s), or any of them, concerning this transaction, the prevailing party shall be entitled to reasonable attorneys' fees and costs. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys fees reasonably incurred in good faith.

16. PRIOR AGREEMENTS/AMENDMENTS.

    16.1 The contract in effect as of the Date of Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.

    16.2 Amendments to this Agreement are effective only if made in writing and executed by Buyer and Seller.

17. BROKER'S RIGHTS.

    17.1 If this sale shall not be consummated due to the default of Buyer, the Buyer shall not be liable to and shall not have to pay to Broker(s) the commission that Broker(s) would have received had the sale been consummated. This obligation of Buyer is not in addition to any obligation with respect to liquidated damages.

    17.2 Upon the Closing, Broker(s) is/are authorized to publicize the facts of this transaction.

18. NOTICES.

    18.1 Whenever any Party hereto, Escrow Holder or Broker(s) herein shall desire to give or serve any notice, demand, request, approval, or other communication, each such communication shall be in writing, and delivered personally by messenger or by mail, postage prepaid addressed as set forth adjacent to that partys' or Brokers' signature on this Agreement or by telecopy with receipt confirmed by telephone. Service of any such communication shall be deemed made on the date of actual receipt at such address.

    18.2 Any Party or Broker hereto may from time to time by notice in writing served upon the other Party as aforesaid designate a different address to which or a different person or additional persons to whom all communications are thereafter to be made.

19. DURATION OF OFFER.

    19.1 If this offer shall not be accepted by Seller on or before 5:00 P.M. according to the time standard applicable to the city of Pleasanton, on the date of December 18, 1996, it shall be deemed automatically revoked.

    19.2 The acceptance of this offer or of any subsequent counter-offer hereto that creates an agreement between the Parties as described in Paragraph 1.2 shall be deemed made upon delivery to the other Party or either Broker herein of a duly executed writing unconditionally accepting the last outstanding offer or counter-offer.

20. LIQUIDATED DAMAGES. (THIS LIQUIDATED DAMAGES PARAGRAPH IS APPLICABLE ONLY IF INITIALED BY BOTH PARTIES).

    20.1 THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IF, AFTER THE SATISFACTION OR WAIVER OF ALL CONTINGENCIES PROVIDED FOR THE BUYER'S BENEFIT, BUYER BREACHES THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF $25,000 PLUS INTEREST, IF ANY, ACCRUED THEREON. UPON PAYMENT OF SAID SUM TO SELLER, BUYER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER, AND ANY ESCROW CANCELLATION FEES AND TITLE COMPANY CHARGES SHALL BE PAID BY SELLER.

    Buyer Initials                               Seller Initials

21. ARBITRATION OF DISPUTES. THIS ARBITRATION OF DISPUTES PARAGRAPH IS APPLICABLE ONLY IF INITIALED BY BOTH PARTIES AND IS SUBJECT TO PARAGRAPH 22 BELOW).

    21.1 ANY CONTROVERSY AS TO WHETHER SELLER IS ENTITLED TO THE LIQUIDATED DAMAGES AND/OR BUYER IS ENTITLED TO THE RETURN OF DEPOSIT MONEY, SHALL BE DETERMINED BY BINDING ARBITRATION BY, AND UNDER THE COMMERCIAL RULES (the "COMMERCIAL RULES") OF, THE AMERICAN ARBITRATION ASSOCIATION. HEARINGS ON SUCH ARBITRATION SHALL BE HELD IN THE COUNTY WHERE THE PROPERTY IS LOCATED. ANY SUCH CONTROVERSY SHALL BE ARBITRATED BY THREE (3) ARBITRATORS WHO SHALL BE IMPARTIAL REAL ESTATE BROKERS WITH AT LEAST FIVE (5) FULL TIME YEARS OF EXPERIENCE IN THE AREA WHERE THE PROPERTY IS LOCATED, IN THE TYPE OF REAL ESTATE THAT IS THE SUBJECT OF THIS AGREEMENT AND SHALL BE APPOINTED UNDER THE COMMERCIAL RULES. THE ARBITRATORS SHALL HEAR AND DETERMINE SAID CONTROVERSY IN ACCORDANCE WITH APPLICABLE LAW AND THE INTENTION OF THE PARTIES AS EXPRESSED IN THIS AGREEMENT, AS THE SAME MAY HAVE BEEN DULY MODIFIED IN WRITING BY THE PARTIES PRIOR TO THE ARBITRATION, UPON THE EVIDENCE PRODUCED AT AN ARBITRATION HEARING SCHEDULED AT THE REQUEST OF EITHER PARTY. SUCH PRE-ARBITRATION DISCOVERY SHALL BE PERMITTED AS IS AUTHORIZED UNDER THE COMMERCIAL RULES OR STATE LAW APPLICABLE TO ARBITRATION PROCEEDINGS. THE AWARD SHALL BE EXECUTED BY AT LEAST TWO (2) OF THE THREE (3) ARBITRATORS, BE RENDERED WITHIN THIRTY (30) DAYS AFTER THE CONCLUSION OF THE HEARING, AND MAY INCLUDE ATTORNEYS' FEES AND COSTS TO THE PREVAILING PARTY PER PARAGRAPH 15 HEREOF. JUDGMENT MAY BE ENTERED ON THE AWARD IN ANY COURT OF COMPETENT JURISDICTION NOTWITHSTANDING THE FAILURE OF A PARTY DULY NOTIFIED OF THE ARBITRATION HEARING TO APPEAR THEREAT.

    21.2 BUYER'S RESORT TO OR PARTICIPATION IN SUCH ARBITRATION PROCEEDINGS SHALL NOT BAR SUIT IN A COURT OF COMPETENT JURISDICTION BY THE BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE UNLESS AND UNTIL THE ARBITRATION RESULTS IN AN AWARD TO THE SELLER OF LIQUIDATION DAMAGES, IN WHICH EVENT SUCH AWARD SHALL ACT AS A BAR AGAINST ANY ACTION BY BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE.

    21.3 NOTICE BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

    Buyer Initials                               Seller Initials

22. APPLICABLE LAW.

    22.1 This Agreement shall be governed by, and Paragraph 21.3 amended to refer to, the laws of the state in which the Property is located.

23. TIME OF ESSENCE.

    23.1 Time is of the essence of this Agreement.

24. COUNTERPARTS.

    24.1 This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Escrow Holder, after verifying that the counterparts are identical except for the signatures, is authorized and instructed to combine the signed signature pages on one of the counterparts, which shall then constitute the Agreement.

25. DISCLOSURES REGARDING THE NATURE OF A REAL ESTATE AGENCY RELATIONSHIP.

    25.1 The Parties and Broker(s) agree that their relationship(s) shall be governed by the principles set forth in California Civil Code, Section 2375, as summarked in the following Paragraph 25.2.

    25.2 When entering into a discussion with a real estate agent regarding a real estate transaction, a Buyer or Seller should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Buyer and Seller acknowledge being advised by the Broker(s) in this transaction, as follows:

           (a) SELLER'S AGENT. A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirmative obligations: (1) TO THE SELLER: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) TO THE BUYER AND THE SELLER: (a) Diligent exercise of reasonable skill and care in performance of the agent's duties, (b) A duty of honest and fair dealing and good faith, (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

         (b) BUYER'S AGENT. A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations. (1) TO THE BUYER: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) TO THE BUYER AND THE
SELLER: (a) Diligent exercise of reasonable skill and care in performance of the agent's duties, (b) A duty of honest and fair dealing and good faith (c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

         (c) AGENT REPRESENTING BOTH SELLER AND BUYER. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. (1) in a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer: (a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer, (b) Other duties to the Seller and the Buyer as stated above in their respective sections (a) or (b) of this paragraph 25.2 (2). In representing both Seller and Buyer, the agent may not without the express permission of the respective Party, disclose to the other Party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. (3) The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

         (d) FURTHER DISCLOSURES. Throughout this transaction Buyer and Seller may receive more than one disclosure, depending upon the number of agents assisting in the transaction. Buyer and Seller should each read its contents each time it is presented, considering the relationship between them and the real estate agent in this transaction and that disclosure.

    25.3 CONFIDENTIAL INFORMATION. Buyer and Seller agree to identify to Broker(s) as "Confidential" any communication or information given Broker(s) that is considered by such Party to be confidential.

26. ADDITIONAL PROVISIONS:

    Additional provisions of this offer, if any, are as follows or are attached hereto by an addendum consisting of paragraphs "A" through "K". (It will be presumed no other provisions are included unless specified here.) Addendums "A" and Exhibit "A" and "B" are attached hereby made a part of this Lease.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BUYER AND SELLER HEREBY ACKNOWLEDGED THAT THEY HAVE BEEN AND ARE NOW BY THE BROKER(S) TO CONSULT AND RETAIN THEIR OWN EXPERTS TO ADVISE AND REPRESENT THEM CONCERNING THE LEGAL AND INCOME TAX EFFECTS OF THIS AGREEMENT, AS WELL AS THE CONDITION AND/OR LEGALITY OF THE PROPERTY, THE IMPROVEMENTS, AND EQUIPMENT THEREIN, THE SOIL THEREOF, THE CONDITION OF TITLE THERETO, THE SURVEY THEREOF, THE ENVIRONMENTAL ASPECTS THEREOF, THE EXISTENCE AND NATURE OF TENANCIES THEREIN, THE OUTSTANDING OTHER AGREEMENTS, IF ANY, WITH RESPECT THERETO, AND THE EXISTING OR CONTEMPLATED FINANCING THEREOF, AND THAT THE BROKER(S) IS/ARE NOT TO BE RESPONSIBLE FOR PURSUING THE INVESTIGATION OF ANY SUCH MATTERS UNLESS EXPRESSLY OTHERWISE AGREED TO IN WRITING BY BROKER(S) AND BUYER OR SELLER.

              THIS FORM IS NOT FOR USE IN CONNECTION WITH
              THE SALE OF  RESIDENTIAL PROPERTY.

If this Agreement has been filled in, it has been prepared for submission to your attorney for his approval. No representation of recommendation is made by the real estate Broker(s) or their agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Agreement or the transaction involved herein. The undersigned Buyer offers and agrees to buy the Property on the terms and conditions stated and acknowledges receipt of a copy hereof.

BROKER:                           BUYER:  Supergen, Inc.

By:      Lee & Associates C.R.E.S.               By:  /s/ Hank Settle
   -----------------------------------------        ---------------------------
Date:                                            By:
     ---------------------------------------        ---------------------------
Name Printed:      Bob Kumnick                   Name Printed:  Hank Settle
             -------------------------------                  -----------------
Title:   Principal                               Title: Chief Financial Officer
      --------------------------------------           ------------------------
Address: 5960 Stoneridge Drive, Suite 101        Address: 6450 Hollis Street
        ------------------------------------             ----------------------
         Pleasanton, CA 94588                             Emeryville, CA 94608
        ------------------------------------             ----------------------
Telephone:    (510) 460-6200                      Telephone:  (510) 655-1075
          ----------------------------------                -------------------
Telecopier:   (510) 460-6210                      Telecopier: (510) 655-1098
          ----------------------------------                 ------------------

27. ACCEPTANCE.

    27.1 Seller accepts the foregoing offer to purchase the Property and hereby agrees to sell the Property to Buyer on the terms and conditions therein specified.

    27.2 Seller acknowledges that Broker(s) has/have been retained to locate a Buyer and is/are the procuring cause of the purchase and sale of the Property set forth in this Agreement. In consideration of real estate brokerage service rendered by Broker(s), Seller agrees to pay Broker(s) a real estate brokerage fee in a sum equal to six percent of the Purchase Price (the Broker(s) Fee) divided equally in such shares as said Broker(s) shall direct in writing, As us provided in paragraph 9.1(o), this Agreement shall serve as an irrevocable instruction to Escrow Holder to pay such brokerage fee to Broker(s) out of the proceeds accruing to the account of Seller at the Closing.

    27.3 Seller acknowledges receipt of a copy hereof and authorizes the Broker(s) to deliver a signed copy to Buyer.

NOTE: A PROPERTY INFORMATION SHEET IS REQUIRED TO BE DELIVERED TO BUYER BY SELLER UNDER THIS AGREEMENT.

BROKER:                                        SELLER:

By:   Lee & Associates C.R.E.S.                By:  The Ashwill Trust, established 11/8/89
   ------------------------------                 ---------------------------------
Date:                                          Date:   12-23-96
     ----------------------------                   -------------------------------
Name Printed:      Bob Kumnick                 Name Printed:  Ellwin E. Ashwill  /s/ Ellwin E. Ashwill
             --------------------                           ------------------------------------------
Title:   Principal                             Title:    Trustee
      ---------------------------                    ------------------------------
Address: 5960 Stoneridge Drive, Suite 101      Address: 725 Town & Country, Suite 140
        ----------------------------------            --------------------------------
          Pleasanton, CA 94588                           Orange, CA 92868
        ----------------------------------            --------------------------------
Telephone:    (510) 460-6200                   Telephone:     (510) 564-1632
          --------------------------------               -----------------------------
Telecopier:   (510) 469-6210                   Telecopier:    (510) 564-0505
          --------------------------------               -----------------------------

                                        -17-

                            ADDENDUM "A"


This Addendum is hereby made a part of the Standard Offer, Agreement, and Escrow Instructions for Purchase of Real Estate, dated December 11, 1996, by and between THE ASHWILL TRUST, ESTABLISHED NOVEMBER 8, 1989 ("Seller") and SUPERGEN, INC. ("Buyer"), for the Premises located at 1059 Serpentine Lane, Pleasanton, California.

    A. Lessee to purchase the shell building (9,600 -plus or minus- sq. ft.) at 1059 Serpentine Lane, at SEVEN HUNDRED FORTY-FOUR THOUSAND AND NO/100 DOLLARS ($744,000.00) and close escrow upon approval of the Building Final Inspection of shell building from the City of Pleasanton. Buyer will be responsible for loan costs and title company costs as outlined below:

         1. Current non-delinquent city and country real estate taxes, and principal and interest on assessments shall be prorated between Buyer and Seller as of the close of escrow on the basis of a thirty (30) day month.

              Note: Bonds and assessments of public record in the approximating total amount of ELEVEN THOUSAND SIX HUNDRED SIXTEEN ($11,616.00) as of October, 1996, which are a lien on the Property shall be assumed by Buyer. The exact amount of assessments will be calculated by the City of Pleasanton at close of escrow and prorated accordingly.

         2. Buyer agrees to pay for all escrow fees, recording fees, notary fees, and owner's and lender's title insurance policies. Seller agrees to pay for the county transfer tax. All other costs and expenses, if any, shall be borne by the respective parties in accordance with the custom in Alameda County prevailing at the Close of Escrow for similar transactions.

    B.   Deposits

         1. TEN THOUSAND AND NO/100 DOLLARS ($10,000.00) to be deposited in escrow within five (5) days after mutual execution of Purchase and Sale Agreement. Said deposit shall be placed by Escrow Company into an interest bearing account reasonably acceptable to both Buyer and Seller, with all interest accruing for the benefit of Buyer.

         2. Buyer shall have forty-five (45) calendar days from the Opening of Escrow (the "Inspection Feasibility Period") within which to:
              (i) inspect any and all physical aspects of the Property,
              (ii) review existing zoning and other governmental regulations,
              (iii) review all title exceptions, and (iv) inspect and test soils, groundwater, and hazardous materials, if any.

              Buyer shall also have sixty (60) calendar days from the Opening of Escrow (the "Financing Contingency Period") to secure adequate financing. Prior to the expiration of each Contingency Period, Buyer shall have the right to terminate the Purchase Agreement by delivering written notice of such election to Seller. If Buyer elects not to proceed with the purchase of this property, Escrow Company shall return deposit to the Buyer.

              Seller further agrees to furnish Buyer with any and all existing soils, engineering, geologic and environmental studies completed by Seller to date on the Property, or adjacent properties, within ten (10) business days of the Opening of Escrow.

         3. A FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00) additional deposit to be entered into escrow upon removal or waiver of all contract contingencies (60 days from date of agreement). At such time, all deposits to date (TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000)) will be released to the Seller and be applicable to the purchase price, but non-refundable to Buyer subject to Sellers receiving approval of Building Final Inspection from the City of Pleasanton on the shell building. Said approval shall be in substantial conformity with plans of record approved by Buyer and Seller. Any items specified may be substituted with equal quality replacement or better.

    C.   Building Shell Defined

         The building proposed to be delivered in shell condition consisting of a single story, concrete tilt-up condominium building of approximately 9,600 square feet.

         The common area ownership consists of approximately
         60,460 square feet of buildings on 167,793 -plus or minus- square feet of land. The condominium building located at 1059 Serpentine Lane shall be 15.9 percent of the total, as outlined in Exhibit "B" of the Covenants, Conditions & Restrictions of Serpentine Business Park.
         The buildings in the project have an average building to land coverage of thirty-six percent (36%). A minimum of ten (10) designated asphalt paved parking spaces for this building will be provided with appropriate striping, subject to the City of Pleasanton approval. The balance of the parking will be shared in common with the other building owners. The total project will have a parking ratio of approximately 2.83 parking spaces per 1,000 -plus or minus- square feet of building. Only address signage on buildings will be provided. The landscaping plan is defined in the building plans. A separate irrigation water meter common to the whole project is part of a fully automatic, zoned, landscaping irrigation system.
         The project has an appropriate storm drainage system and screened refuse areas. All off-site work and utility connections, as defined below, shall be the responsibility of the Builder.

         The appropriate utilities, which include provision for electrical meter and private water meter, shall be stubbed out and capped on the exterior of the building by the Builder. Telephone to be stubbed to the building. The natural gas line shall be stubbed to the east exterior of the building located at 1059 Serpentine Lane. The sewer line will be plumbed in the concrete floor of the building. The electrical service will be 800 AMP, 120/208 volt, 3-phase power to the westerly exterior of the building. The 800 AMP panel will not include a meter socket, nor a breaker. However, a 100 AMP house panel will be supplied including a socket, meter and breaker.

         The building exterior will be painted, landscaped, have an interior fire sprinkler system. No electrical power distribution will be provided within the building. The interior warehouse walls will be painted. There will be no insulation in the building.

         The building shall be weather tight, and have skylights, doors, and windows, as per building plans.

    D.   Close of Escrow

         The building shell will be completed by mid to late February 1997.

         Close of escrow shall be within three (3) days of Seller's receipt of approved Building Final Inspection from the City of Pleasanton of the shell building (estimated to be March 1, 1997). If Buyer chooses to extend escrow after shell is complete, then Buyer will be obligated to pay Seller ONE HUNDRED SIXTY-THREE AND NO/100 DOLLARS ($163.00) per day until escrow closes.

         Buyer may commence building tenant improvements subject to the following:

         1.   All contingencies are removed.

         2. Deposits (TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00)) are passed through to Seller.

         3. Buyer has approved building permit for tenant improvements from the City of Pleasanton.

    E. Buyer to read and approve CC&R's of Valley Business Park and Serpentine Business Park, by-laws, association financial information, preliminary title report, and any other information regarding property delivered by Seller within forty-five (45) calendar days of date of Agreement.

    F.   Seller herein has a valid California Real Estate Broker's license.

    G.   Disclosure:

         - Seller herein is selling a building shell, located at 1059 Serpentine Lane, City of Pleasanton;

         - Buyer hereby acknowledges that any and all representation regarding square footage of unit is approximate, and pertains to industry standards. For the purpose(s) of common area maintenance expense(s), pro rata and market comparables, the measurement to the BUILDING'S DRIP LINE has been used;

         - Units are being sold on a total price for the unit, not a per square foot price.

    H. Assignment Rights: Buyer has the right to assign any rights to acquire the Property to an entity in which Buyer is principal.

    I. Seller's Studies: As soon as possible following the execution by Seller hereof, Seller shall deliver to Buyer copies of all information in Seller's possession relating to the Property to assist Buyer in its feasibility study.

    J. It is the intent of the Ashwill Trust, Established November 8, 1989, to effect a tax deferred exchange in accordance with Section 1031 of the Internal Revenue Code. Buyer agrees to cooperate fully for Seller's exchange and is to be at no additional expense or liability for same.

    K. Seller represents and warrants that the building shell shall be designed and constructed in a workmanlike manner, consistent with the building plans approved by Buyer, and that they should be fit for the purposes for which they are intended.

All exceptions to the foregoing representations and warranties are listed below (if there are no exceptions, write "No Exceptions".)

The building plans for the project and this Standard Offer, Agreement and Escrow Instructions are intended to supplement each other so that any work mentioned in one (1) instrument but not in the other shall be performed in the same manner as if mentioned in both instruments. If there is a conflict or difference between the two (2) instruments, then the Standard Offer, Agreement and Escrow Instructions shall prevail over the building plans. Parking approved by the City of Pleasanton, shall be accepted by all parties as the final approval.

UNDERSTOOD AND AGREED:

SELLER:                           BUYER:

THE ASHWILL TRUST,                SUPERGEN, INC.
ESTABLISHED NOVEMBER 8, 1989

BY: /s/ Ellwin E. Ashwill         BY:  /s/ Hank Settle
   -----------------------------     -----------------------------
      Ellwin E. Ashwill, Trustee           Hank Settle
DATE: 12-23-96                    DATE: December 19, 1996
    ----------------------------      ----------------------------

                            ADDENDUM "B"


This Addendum is hereby made a part of the Standard Offer, Agreement, and Escrow Instructions for Purchase of Real Estate, dated December 11, 1996, by and between THE ASHWILL TRUST, ESTABLISHED NOVEMBER 8, 1989 ("Seller") and SUPERGEN, INC. ("Buyer"), for the Premises located at 1059 Serpentine Lane, Pleasanton, California.

                      800 AMP Electrical Power
                      ------------------------

    It has been requested by Supergen, Inc. that Lessor install an 800 amp electrical service in lieu of a 400 AMP service to the westerly exterior of said building. This has been requested by Supergen, Inc. prior to their due diligence and before they have removed any of the contingencies, outlined in the Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate, dated December 11, 1996. If Supergen, Inc. does not proceed and go forward with the purchase of said building, Seller will be left with an increased electrical service he does not want. Accordingly, Buyer hereby agrees to the following:

    1. Seller shall install an 800 AMP service in lieu of a 400 AMP service to the westerly exterior of said building. The 800 AMP service shall not include a meter socket, nor any breaker. Seller shall include a 100 AMP house service, breaker and meter socket; said 100 AMPs to be part of the 800 AMPs.

    2. Buyer to release THREE THOUSAND AND NO/100 DOLLARS ($3,000.00) of his deposit monies immediately to Seller in payment of difference in power installation, applicable against the Purchase Price, but not refundable to Buyer in the event Buyer cancels escrow for any reason whatsoever.

    3. It is understood and part of the agreement that should Buyer cancel, he automatically forfeits the Three Thousand and No/100 Dollars ($3,000.00) portion of Buyer's deposit released to Seller.

UNDERSTOOD AND AGREED:

SELLER:                           BUYER:

THE ASHWILL TRUST,                SUPERGEN, INC.
ESTABLISHED NOVEMBER 8, 1989

BY:  /s/ Ellwin E. Ashwill        BY:  /s/ Hank Settle
   ------------------------------    --------------------------------------
    Ellwin E. Ashwill, Trustee              Hank Settle

DATE:  12-23-96                   DATE: Dec. 19, 1996
    -----------------------------      ------------------------------------

                     PROPERTY INFORMATION SHEET
                          (Non-Residential)

          LEE & ASSOCIATES COMMERCIAL REAL ESTATE SERVICES

TO WHOM IT MAY CONCERN:

The Ashwill Trust ("Owner"), owns the property commonly known by the street address of 1059 Serpentine Lane, located in the City of Pleasanton, County of Alameda, State of California, and generally described as (describe briefly the nature of the property):
                         -------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
("Property"), and certifies that:

    1. MATERIAL PHYSICAL DEFECTS. Owner has no actual knowledge of any material physical defects in the Property or any improvements and structures thereon, including, but not limited to the roof, except (it will be assumed no known exceptions exist unless they are specified here):
                                                       -----------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------
-----------------------------------------------------------------------------.

    2. EQUIPMENT. Owner has no actual knowledge that the heating, ventilating, air conditioning, plumbing, loading doors, electrical and lighting systems, life safety systems and mechanical equipment existing on the Property as of the date hereof, if any are not in good operating order and condition, except (it will be assumed no known exceptions exist unless they are specified here):
                                                                  --------------
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------.

    3. SOIL CONDITIONS. Owner has no actual knowledge that the Property has any slipping, sliding, settling, flooding, ponding, or any other grading, drainage or soil problems, except (it will be assumed no known exceptions exist unless they are specified here):
                               ------------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    4. SEWER. Owner represents and warrants that the Property is served by a (check appropriate box /x/ public sewer system or / / private septic system, and that, if the Property is served by a public sewer system, the cost of installation of such sewer system has been fully paid, except (it will be assumed no known exceptions exist unless they are specified here):
------------------------------------------------------------------------------
-----------------------------------------------------------------------------.

    5. EARTHQUAKE ZONE. If the Property is located in the State of California, Owner has no actual knowledge that the Property is located within a delineated special studies zone (a zone that encompasses a potentially or recently active trace of an earthquake fault that is deemed by the state geologist to be sufficiently active and well defined enough to constitute a potential hazard to structures from surface fault or fault creep) under an Alquist-Priolo Special Studies Zone Map, except (it will be assumed that no known exceptions exist, unless they are specified here):
                                -----------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    6. COMPLIANCE WITH LAWS. Owner has no actual knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes or covenants, conditions, or restrictions, or of improvements or alterations made to the Property without a permit where one was required, or of any unfulfilled order or directive of any applicable government agency or of any casualty insurance company that any work of investigation, remediation, repair, maintenance or improvement is to be performed on the Property, except (it will be assumed no known exceptions exist unless they are specified here):
                                                                     ----------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    7. HAZARDOUS SUBSTANCES. Owner has no actual knowledge of the current existence on the Property of asbestos, PCB transformers or any hazardous, toxic, or infectious substance whose nature and/or quantity of existence, use, manufacture, or effect, render it subject to Federal, state, or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare, except (it will be assumed no known exceptions exist unless they are specified here):
                                -----------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    8. STORAGE TANKS. Owner has no actual knowledge of the past or present existence of any above or below ground storage tank or tanks on the Property, except (it will be assumed no known exceptions exist unless they are specified here):
      -------------------------------------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    9. ACTION, SUITS OR PROCEEDINGS. Owner has no actual knowledge that any actions, suits or proceedings are pending or threatened before any court, arbitration tribunal, governmental department, commission, board, bureau, agency, or instrumentality that would affect the Property or the right or ability of an Owner or Tenant to convey, occupy, or utilize the Property, except (it will be assumed no known exceptions exist unless they are specified here):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------.

    10. GOVERNMENTAL PROCEEDINGS. Owner has no actual knowledge of any existing or contemplated condemnation, environmental, zoning, redevelopment agency plan or any other land use regulation proceedings which could detrimentally affect the value, use and operation of the Property, except (it will be assumed no known exceptions exist unless they are specified here):
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    11. UNRECORDED TITLE MATTERS. Owner has no actual knowledge of any encumbrances, covenants, conditions, restriction, easements, licenses, liens, charges or other matters which affect the title of the Property that are not recorded in the official records of the county recorder where the Property is located, except (it will be assumed no known exceptions exist unless they are specified here):
                ---------------------------------------------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.
                                        -2-

    12. LEASES. Owner has no actual knowledge of any leases, subleases, or other tenancy agreements affecting the Property, except (it will be assumed no known exceptions exist unless they are specified here):
                                                       ------------------------
-------------------------------------------------------------------------------
------------------------------------------------------------------------------.

    Owner's statements herein will be relied upon by brokers, buyers, lessees, lenders and others. Therefore, Owner has reviewed and modified this printed statement as necessary to accurately and completely state all the known material facts concerning the Property. To the extent such modifications are not made, this statement may be relied upon as printed. This statement, however, shall not relieve a buyer or lessee of responsibility for independent investigation of the Property. Owner agrees to promptly notify, in writing, all appropriate parties of any material changes which may occur in the statements contained herein from the date this statement is signed until title to the Property is transferred, by a recorded deed, by Owner.

                                            "OWNER"

Date: 12/23    1996                         The Ashwill Trust
    --------------------------------        ----------------------------------
    (fill in date of execution)

                                             By:  /s/ Ellwin E. Ashwill
                                                ------------------------------
                                             Name Printed:  Ellwin E. Ashwill
                                             Title:  Trustee

                                             By:
                                                ------------------------------
                                             Name Printed:
                                                          --------------------
                                             Title:
                                                   ---------------------------
                                        -3-

                       UNIFORM DISCLAIMER FORM
                              SALE FORM

1. LEGAL EFFECT. Upon acceptance of the Purchase Contract and Deposit Receipt, or any counteroffer thereto, Seller and Buyer both intend to have a binding legal agreement for the purchase of the Premises on the terms and conditions set forth therein. Seller and Buyer acknowledge that Broker is not qualified to practice law, nor authorized to give legal advice or counsel you as to any legal matters affecting this document. Broker hereby advises Seller and Buyer to consult with their respective attorneys in connection with any questions each may have as to legal ramifications or effects of this document, prior to its execution.

2. FORM OF PURCHASE CONTRACT AND DEPOSIT RECEIPT. The proposed document is a standard form document, and Broker makes no representations or warranties with respect to the adequacy of this document for either Seller's or Buyer's particular purposes. Broker has, at the direction of Seller and/or Buyer, "filled in the blanks" from information provided to Broker based on prior correspondence, discussions of the parties with respect to the Purchase Contract and Deposit Receipt, and subsequent counteroffers between the parties hereto. By initialing this Paragraph, Seller and Buyer acknowledge and agree that the Purchase Contract and Deposit Receipt is delivered to each subject to the express condition that Broker has merely followed the instructions of the parties in preparing this document, and does not assume any responsibility for its accuracy, completeness or form. Seller and Buyer acknowledge and agree that in providing this document, Broker has acted to expedite this transaction on behalf of Seller and Buyer, and has functioned within the scope of professional ethics by doing so.

              Seller's initials: /s/             Buyer's Initials: /s/
                                -----------                       -----------
3. NO INDEPENDENT INVESTIGATION. Seller and Buyer acknowledge and understand that any financial statements, information, reports, or written materials of any nature whatsoever, as provided by the parties to Broker, and thereafter submitted by Broker to either Seller and/or Buyer, are so provided without any independent investigation by Broker, and as such Broker assumes no responsibility or liability for the accuracy or validity of the same. Any verification of such submitted documents is solely and completely the responsibility of the party to whom such documents have been submitted.

4. NO WARRANTY. Seller and Buyer acknowledge and agree that no warranties, recommendations, or representations are made by the broker as to the accuracy, the legal sufficiency, the legal effect of the tax consequences of any of the documents submitted by Broker to Seller and/or Buyer referenced in Paragraph 3 above, nor of the legal sufficiency, legal effect, or tax consequences of the transactions contemplated thereby. furthermore, Seller and Buyer acknowledge and agree that Broker has made no representations concerning the ability of the Buyer to use the Premises for their intended use, and Buyer is relying solely on its own investigation of the Premises in accepting the Purchase Contract and Deposit Receipt.

5. NOTICE REGARDING HAZARDOUS WASTES OR SUBSTANCES AND UNDERGROUND STORAGE TANKS. Although Broker will disclose any knowledge it actually possesses with respect to the existence of any hazardous wastes, substances, or underground storage tanks at the Premises, Broker has not made any independent investigations or obtained reports with respect thereto, except as may be described in a separate written document signed by Broker. All parties hereto acknowledge and understand that Broker makes no representations regarding the existence or nonexistence of hazardous wastes, substances, or underground storage tanks at the Premises. Each party should contact a professional, such as a civil engineer, geologist, industrial hygienist or other persons with experience in these matters to advise you concerning the property.

6. DISCLOSURE RESPECTING AMERICANS WITH DISABILITIES ACT. The United States Congress has recently enacted the Americans With Disabilities Act. Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. Broker is not qualified to advise you as to what, if any, changes may be required now or in the future. Broker recommends that you consult the attorneys and qualified design professionals of your choice for information regarding these matters.

7. ATTORNEYS' FEES. In any action, proceeding or arbitration arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

8. ENTIRE AGREEMENT. This document constitutes the entire agreement between parties with respect to the subject matter contained herein and supersedes all prior or contemporaneous agreements, representations, negotiations and understandings of the parties, other than such writings as may be executed and/or delivered by the parties pursuant hereto. There are no oral agreements or implied covenants by the Seller or Buyer, or by their respective employees, or other representatives.


    Date:   12-23-96                        Date:  Dec. 19, 1996
         ---------------------------             --------------------------
    Seller: /s/ Ellwin E. Ashwill           Buyer: Hank Settle
          --------------------------             --------------------------
         Ellwin E. Ashwill,
         The Ashwill Trust

                                     Exhibit A

                                     SITE PLAN
                                  CONDOMINIUM PLAN
                                        FOR
                                  PARCEL MAP 7030
                           CITY OF PLEASANTON CALIFORNIA

                                     Exhibit B

                                    BUILDING "B"
                                   BUILDING PLAN

                                  CONDOMINIUM PLAN
                                        FOR
                                  PARCEL MAP 7030
                           CITY OF PLEASANTON CALIFORNIA

Ashwill Trust
c/o Robert S. Kumnick
Lee & Associates
5960 Stoneridge Drive
Suite 101
Pleasanton, CA 94588

RE:   SUPERGEN, INC. - BUILDING PURCHASE
      1059 SERPENTINE LANE, PLEASANTON, CALIFORNIA

Dear Gene:

Per Addendum A of the Purchase Contract, this letter will serve as notification that all contract contingencies for financing (loan) have been approved and waived by SuperGen, Inc.




Approved:  /s/ Joseph Rubinfeld                                       2/21/97
         --------------------------------------------------------------------
               Joseph Rubinfeld, President / CEO                         Date

Approved:  /s/ Henry C. Settle, Jr.                          February 21, 1997
         ---------------------------------------------------------------------
          Henry C. Settle, Jr., Chief Financial Officer, SuperGen, Inc.   Date